VOYA VARIABLE PORTFOLIOS, INC.
Voya Small Company Portfolio
(the "Portfolio")
Supplement dated June 1, 2022
to the Portfolio's Class ADV, Class I, Class R6 and Class S Shares
Prospectus, dated May 1, 2022
(the "Prospectus")
On May 25, 2022, the Board of Directors of Voya Variable Portfolios, Inc. approved changes with respect to the Portfolio's principal investment strategies, expense limitation agreement, management fee schedule, sub-advisory fee schedule and portfolio management team.
Effective June 1, 2022, the Prospectus is revised as follows:
1.The section of the Prospectus entitled "Principal Investment Strategies" in the Portfolio's Summary Section is deleted in its entirety and replaced with the following:
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
For this Portfolio, the sub-adviser and the sub-sub adviser (together, the "Sub-Adviser") defines small-capitalization companies as companies that are included in the S&P SmallCap 600® Index or the Russell 2000® Index at the time of purchase, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in the S&P SmallCap 600® Index or the Russell 2000® Index. The market capitalization of companies within the S&P SmallCap 600® Index and the Russell 2000® Index will change with market conditions. The market capitalization range of companies in the S&P SmallCap 600® Index as of December 31, 2021, ranged from $208.2 million to $7.9 billion. The market capitalization range of companies in the Russell 2000® Index as of December 31, 2021, ranged from $31.6 million to $14 billion.
The Portfolio may also invest in real estate-related securities including, real estate investment trusts.
The Portfolio may invest in derivative instruments including, but not limited to, put and call options. The Portfolio typically uses derivative instruments to seek to reduce exposure to other risks, such as currency risk, to substitute for taking a position in the underlying asset, to maintain equity market exposure on its cash balance, and/or to seek to enhance returns in the Portfolio. The Portfolio may also invest, to a limited extent, in foreign stocks and depositary receipts.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder ("1940 Act").
In managing the Portfolio, the Sub-Adviser invests in a portfolio of stocks that it believes have the potential to outperform the Portfolio's benchmark index over the long term. The Sub-Adviser uses quantitative methods, including artificial intelligence ("AI") models, to select securities and to support portfolio trading.

To select securities, the AI model analyzes a variety of inputs, including among other things, financial, fundamental, macro, and technical characteristics. The data may include structured data (e.g., financial information) and unstructured data (e.g., press releases, news articles). The AI model seeks to identify companies whose perceived value is not reflected in the stock price by identifying persistent patterns in company data that have historically led to outperformance. The Sub-Adviser may also use other quantitative techniques or inputs to implement its investment strategy. Portfolio managers and analysts at the Sub-Adviser oversee the operation of all quantitative models to mitigate a number of risks the models might pose, including any biases or operational deficiencies in the models.
In evaluating investments for the Portfolio, the Sub-Adviser normally expects to take into account environmental, social, and governance ("ESG") factors to determine whether any or all of those factors might have a material effect on the value, risks, or prospects of a company. The Sub- Adviser intends to rely primarily on factors identified through its proprietary empirical research as material to a particular company or the industry in which it operates.
The Sub-Adviser may give ESG factors equal consideration or may focus on one or more of those factors as the Sub-Adviser considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company's progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub-Adviser's evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser's decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.
2.The sub-section of the Prospectus entitled "Portfolio Management – Portfolio Managers" in the Portfolio's Summary Section is deleted in its entirety and replaced with the following:
Portfolio Managers
Vincent Costa, CFA	Gareth Shepherd, PhD, CFA
Portfolio Manager (since 06/22)	Portfolio Manager (since 06/22)
3.The sub-section of the Prospectus entitled "Management of the Portfolios – The Sub-Adviser and Portfolio Managers – Voya Small Company Portfolio" is deleted in its entirety and replaced with the following:
Voya Small Company Portfolio
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.
Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

Gareth Shepherd, PhD, CFA, Portfolio Manager, is co-head of the EMI Team and a portfolio manager at Voya IM. Prior to joining Voya, Mr. Shepherd was a managing partner and co- founder of G Squared Capital LLP. Prior to that, he held various positions within risk and asset management in Australia, Switzerland, the U.S., and the UK.
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VOYA VARIABLE PORTFOLIOS, INC.
Voya Small Company Portfolio
(the "Portfolio")
Supplement dated June 1, 2022
to the Portfolio's Class ADV, Class I, Class R6 and Class S Shares
Statement of Additional Information, dated May 1, 2022
(the "SAI")
On May 25, 2022, the Board of Directors of Voya Variable Portfolios, Inc. approved changes with respect to the Portfolio's principal investment strategies, expense limitation agreement, management fee schedule, sub-advisory fee schedule and portfolio management team.
Effective June 1, 2022, the SAI is revised as follows:
1.The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled "Adviser – Management Fees" is deleted in its entirety and replaced with the following:
Portfolio	Annual Management Fee
Voya Small Company Portfolio	0.75% on all assets
2.		The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled "Sub-
Adviser – Sub-Advisory Fees" is deleted in its entirety and replaced with the following:

Portfolio			Sub-Adviser	Annual Sub-Advisory Fee
Voya Small Company Portfolio			Voya IM	0.3375% on all assets
3.		All references to Joseph Basset, CFA as a portfolio manager for the Portfolio are deleted in their entirety.
4.		The line item with respect to Vincent Costa, CFA in the table in the sub-section of the SAI entitled
"Sub-Adviser – Portfolio Management – Other Accounts Managed" is deleted in its entirety.
5.		The table in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Other
Accounts Managed" is amended to include the following:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Vincent Costa, CFA3	20	$9,337,381,820	24	$704,203,826	16	$929,673,259
Gareth Shepherd, PhD,
CFA3	2	$583,114,252	0	$0	0	$0
3As of April 30, 2022.
6.The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled "Sub- Adviser – Portfolio Management – Compensation" is deleted in its entirety and replaced with the following:
Portfolio	Portfolio Manager	Benchmark
Voya Small Company Portfolio	Vincent Costa, CFA and	Russell 2000® Index
Gareth Shepherd, PhD, CFA

7.The table in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Ownership of Securities – Voya Small Company Portfolio" is deleted in its entirety and replaced with the following:
Voya Small Company Portfolio
Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa, CFA1	None
Gareth Shepherd, PhD, CFA1	None
1As of April 30, 2022.
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